UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     December 15, 2010

Calypso Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 North Washington Street, Montoursville, Pennsylvania 17754
(Address of principal executive offices)

Registrant's telephone number, including area code:   (570) 368-7633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item  1.01   Entry into a Material Definitive Agreement.

    See Item 2.01 below.

Item  2.01   Completion of Acquisition or Disposition of Assets.

On December 15, 2010 Calypso Media Services Group, Inc. (“Calypso Group”) entered into an agreement to acquire Seaglass Holding Corp., a Nevada corporation (“Seaglass”).  Seaglass owns certain mining and/or mineral leases and/or claims located in Gunnison County, Colorado, Freemont County, Colorado and Custer County, Colorado.  The acquisition was structured as a triangular merger whereby Seaglass merged with Calypso Merger, Inc., a newly formed, wholly owned subsidiary of Calypso Group created solely for the purpose of facilitating the acquisition.  Seaglass becomes the surviving corporate entity as a wholly owned subsidiary of Calypso Group and Calypso Merger, Inc. will be dissolved.

Pursuant to the terms of the agreement, the stockholders of Seaglass exchanged 100% of the outstanding common stock of Seaglass for 5,900,000 unregistered shares of Calypso Group’s authorized, but previously unissued common stock, on a one share for one share basis.  The amount of shares issued was negotiated between the parties and the 5,900,000 shares represent approximately 54% of the total outstanding Media Group shares following the transaction.  In connection with the acquisition, Calypso Group will change its corporate name to Colorado Rare Earths, Inc.  It is anticipate the name change will be made effective in late January 2011.  Also, two new directors have been named to the Calypso Group Board of Directors, Harvey Kaye and Daniel McGroarty, effective at the closing of the acquisition.

Two principals of Seaglass, Edward F. Cowle and H. Deworth Williams, are  principal stockholders of Calypso Group.  Each of Messrs. Cowle and Williams owned approximately 12% of Calypso’s outstanding shares prior to the acquisition.  Because of the related nature of the parties to the transaction, Calypso Group endeavored to conduct an independent investigation of Seaglass and its properties and research the merits and value of acquiring Seaglass.

Calypso Group’s President and sole director, Michael D. Parnell, oversaw the investigation and consulted with two other principal stockholders of the Calypso Group not related to Seaglass.  These two principal stockholders together with Mr. Parnell owned in the aggregate greater than 61% of Calypso Group’s issued and outstanding shares of common stock prior to the acquisition.  The company researched information and documents related to the Seaglass properties and consulted with other persons familiar with those properties and the industry.  Following the review of all available information, it was determined that the acquisition of Seaglass presented a unique opportunity for the company, that it could be accomplished for a fair, negotiated consideration and the acquisition would be in the best interest of the stockholders.

Business of Calypso Media Services Group, Inc.

Media Group, though its subsidiaries Media Depot and Media Max, operates a national agency specializing in co-op advertising offering an array of services ranging from buying and planning media in radio, TV, cable, print or outdoor advertising, to creating print ads and producing electronic commercials.  The company offers a full line of advertising services to manufacturers, distributors and dealers.  Media Group presently intends to continue operating its media and advertising business.

Recently, management decided to explore the possibility of diversifying its operations and began to investigate potential opportunities in the mining and mineral industry.  Seaglass owns approximately 37 mining and mineral claims located in Gunnison County and Freemont County, Colorado, and two leases located in Custer County, Colorado.  The company is primarily interested in the possibility of deposits of rare earth elements in these areas.  Rare earth elements are essential for a diverse and expanding array of high-technology applications and for many current and emerging alternative energy technologies, such as electric vehicles, energy-efficient lighting, and wind power. Rare earth elements are also critical for a number of key defense systems and other advanced materials.

The company plans to establish an advisory board and will conduct a search for qualified persons to serve on the board.  It is the intention of the company to explore possible alternatives as to how to make the best use of the properties acquired through Seaglass, including the possibility of acquiring additional claims.

Item 3.02  Unregistered Sales of Equity Securities.

In connection with the closing of the acquisition of Seaglass Holding, Inc. on December 16, 2010, Media Group issued 5,900,000 unregistered shares of its authorized, but previously unissued shares of common stock, to six stockholders of Seaglass in exchange for 100% of the outstanding shares of Seaglass on a one share for one share basis.  The shares were issued in a private transaction pursuant to an exemption from registration under the Securities Act of 1933 pursuant to Section 4(2) of that Act.

Item  5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officer.

In connection with the acquisition of Seaglass, the Board of Directors appointed two new directors, effective at the closing of the acquisition.  Harvey Kaye is presently and has been since March 2009, President, CEO and Chairman of Latitude Solutions, Inc., a public company that provides products, processes and solutions for contaminated water applications and also wireless telemetry/live video streaming security products.  Mr. Kaye formerly served as Chairman and CEO of Gulfstream Capital Group, Inc., a merchant banking, consulting and financial advisory organization.  Currently, Mr. Kaye is on the Board for Angstrom Technologies, a security company engaged in manufacturing UV chemicals and scanners and other products for the security industry. Mr. Kaye has a BS in business from Temple University.

Daniel McGroarty is a principal of Carmot Strategic Group, an issues management firm in Washington, D.C.  Mr. McGroarty has served in senior positions in the U.S. Government, as a special assistant at the White House and with the Department of Defense.  He is experienced in advising corporations on issues of management, public policy and communications.  Mr. McGroarty also serves as Adjunct Professor in the Graduate School of Political Management at George Washington University.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements required by this item are not included in this Current Report on Form 8-K.  The financial statements will be provided in an amended report, which will be filed not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is not included in this Current Report on Form 8-K.  The pro forma financial information will be provided in an amended report, which will be filed not later than 71 calendar days after the date that this initial report on Form 8-K must be filed.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated December 15, 2010, by and among Calypso Media Services Group, Inc., Calypso Merger, Inc. and Seaglass Holding Corp.

Notes about Forward-looking Statements

Statements contained in this current report that are not historical facts may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calypso Financial Services, Inc.

Date: December 16, 2010	By /S/ Michael D. Parnell
Michael D. Parnell
President